Exhibit 99.2

® CIT Second Quarter 2015 Financial Results July 28, 2015

1 Important Notices This presentation contains forward - looking statements within the meaning of applicable federal securities laws that are based upon our current expectations and assumptions concerning future events, which are subject to a number of risks and uncertainties that could cause actual results to differ materially from those anticipated . The words “expect,” “anticipate,” “estimate,” “forecast,” “initiative,” “objective,” “plan,” “goal,” “project,” “outlook,” “priorities,” “target,” “intend,” “evaluate,” “pursue,” “commence,” “seek,” “may,” “would,” “could,” “should,” “believe,” “potential,” and “continue,” or the negative of any of those words or similar expressions are intended to identify forward - looking statements . All statements contained in this presentation, other than statements of historical fact, including without limitation, statements about our plans, strategies, prospects and expectations regarding future events and our financial performance, are forward - looking statements that involve certain risks and uncertainties . While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, these statements are not guarantees of any events or financial results, and our actual results may differ materially . Important factors that could cause our actual results to be materially different from our expectations include, among others, the risk that CIT is unsuccessful in implementing its strategy and business plan, the risk that CIT is unable to react to and address key business and regulatory issues, the risk that CIT is unable to achieve the projected revenue growth from its new business initiatives or the projected expense reductions from efficiency improvements, and the risk that CIT becomes subject to liquidity constraints and higher funding costs . We describe these and other risks that could affect our results in Item 1 A, “Risk Factors,” of our latest Annual Report on Form 10 - K for the year ended December 31 , 2014 , which was filed with the Securities and Exchange Commission . Accordingly, you should not place undue reliance on the forward - looking statements contained in this presentation . These forward - looking statements speak only as of the date on which the statements were made . CIT undertakes no obligation to update publicly or otherwise revise any forward - looking statements, except where expressly required by law . This presentation is to be used solely as part of CIT management’s continuing investor communications program . This presentation shall not constitute an offer or solicitation in connection with any securities .

2 Executing on O ur Priorities ▪ Received regulatory approval for OneWest acquisition; expected to close on August 3, 2015 ▪ Stable credit metrics; credit reserve 1.8 % of average finance receivables ▪ Assets in Commercial franchises grew 4% from a year ago and 1% from prior quarter; over 50% of financing and leasing assets in the bank ▪ Deposits exceed 50% of total funding; interest cost down 10 bps ▪ Cash and investment portfolio positioned to benefit from a rise in interest rates ▪ Returned over $87 million of capital to shareholders through dividends and the repurchase of 1.3 million shares in 2Q Expand Commercial Banking Franchise Maintain Strong Risk Management Practices Grow Business Franchises Realize Embedded Value Return Excess Capital 2 Q15 Earnings Call

Pre-Tax ROA Near-term Target of 2%

($ Millions)

Commercial Franchises [1] + CIT Corporate [2]		Portfolio Repositioning [3]		Total CIT
Year-to-date		**Year-to-date Pre-tax Income**		**Year-to-date**
Pre-tax income: ~$324	+	Non-Strategic Portfolios: ($23)	=	Pre-tax income: ~$301
Pre-tax ROAEA: ~1.9%		Restructuring Expenses: $0		Pre-tax ROAEA: ~1.8%

2Q '15

Pre-tax income: ~$165	+	Non-Strategic Portfolios: ($10)	=	Pre-tax income: ~$153
Pre-tax ROAEA: ~1.9%		Restructuring Expenses: ($1)		Pre-tax ROAEA: ~1.8%

[1] Includes Transportation & International Finance (TIF) and North American Commercial Finance (NACF).
[2] CIT Corporate excludes restructuring expenses .
[3] Includes Non-Strategic Portfolios, Discontinued Ops, and restructuring expenses .
Totals may not tie due to rounding

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Commercial Franchises 2Q'15 Pre-tax Return on Average Earning Assets


~ 30 bps
~ (30) bps
Credit Provision & Opex
Other Income
~1.9%
~1.9%
1Q '15
2Q '15

2Q '15 Activity Highlights

- ~ 20 bps – Lower non-specific reserves (Credit Provision)
- ~ 10 bps – Lower compensation costs (Operating Expenses)
- ~ (10) bps – Lower asset sales (Other Income)
- ~ (10) bps – Tax-related charge (Other Income) fully offset in tax provision
- ~ (6) bps – TRS mark-to-market (Other Income)

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Commercial Franchises[1] Trends

Average Earning Assets
($ Billions)



32.2
33.7
33.9
33.4
33.8
14.1
15.0
14.8
14.6
14.7
18.1
18.7
19.1
18.8
19.1
2Q '14
3Q '14
4Q '14
1Q '15
2Q '15
TIF
NACF

Net Finance Revenue
($ Millions)



348
358
365
330
337
146
146
145
129
132
215
226
233
215
218
(13)
(14)
(14)
(14)
(13)
NFM
4.3%
4.3%
4.3%
4.0%
4.0%
2Q '14 (2)
3Q '14
4Q '14
1Q '15
2Q '15
TIF
NACF
Corporate(3)

Pre-Tax Income
($ Millions)



219
182
258
160
165
85
62
122
36
48
141
162
185
157
157
(7)
(41)
(50)
(33)
(40)
ROA
2.7%
2.2%
3.0%
1.9%
1.9%
2Q '14 (2)
3Q '14
4Q '14
1Q '15
2Q '15
TIF
NACF
Corporate (3)

- Asset trend reflects organic and new initiative growth offset by asset sales
- Net finance revenue trend reflects funding cost benefits offset by lower interest recoveries and re-pricing
- NACF pre-tax income volatility driven by discrete items impacting other income and credit provision
- TIF pre-tax income reflects portfolio growth and impact of strategic portfolio initiatives

(1) Includes Transportation & International Finance (TIF) and North American Commercial Finance (NACF) and Corporate.
(2) $15 million benefit from TRS debt restructuring impacting TIF's and NACF's net finance margin by $7 million and other income by $8 million in 2Q'14 is reflected in portfolio repositioning.
(3) Corporate excludes restructuring expenses.

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6 ($ Millions, except per share data) Noteworthy Items in 2Q ’15 on Portfolios we are Exiting Items in 2Q ’15 Results Reported Diluted EPS $0.66 Impact Segment Item Line Item Total Pre - tax After tax Per share NSP AHFS - Impairments Other Income ($5) ($4) ($0.02) Corporate Restructuring Operating Expenses ($1) ($1) ($0.01) EPS based on 174.9 million average diluted shares outstanding. $ impacts are rounded 2 Q15 Earnings Call

OneWest Transaction Remains Accretive to CIT

($ Millions, except per share data)

2016 Pro Forma

July 2014 Deal Announcement(1)

		$ Millions	Millions of Shares	$ per Share
	CIT Standalone			
1	Mean of 2016E Analyst Pre-Tax Income Estimates	$919		
	Expected Tax Rate	30%		
	CIT 2016E After-Tax Earnings	**$643**	**172**	**$3.73**
	Pro Forma			
	CIT 2016E After-Tax Earnings	$643	172	$3.73
2	$500 Million Incremental Share Repurchase Prior to Close	(2)	(10)	
3	OneWest Net Income Contribution (2)	243	31	
	Combined Net Income	$885	194	
	After-Tax Adjustments			
4	Synergies	$24		
5	Cost of Cash Consideration Funding	(54)		
6	Other Adjustments	15		
	Pro Forma CIT Net Income	**$870**	**194**	**$4.49**
	$ Accretion to CIT			**$0.76**
	% Accretion to CIT			**20%**

July 2015 Update

1	⬇	CIT's standalone profitability impacted by: • Lower asset growth and profitability in NACF • Persistence of low interest rates delayed expected benefit of asset sensitivity
2	⬆	Repurchased more shares than expected
3	⬇	OWB current year performance is trending slightly above 2014 full year net income of ~$200 million
4	⬆	Working on achieving additional revenue and expense synergies
5	⬆	Acquisition to be funded with cash from platform exits and other bank holding company initiatives
6	TBD	Actual adjustment dependent on final purchase accounting

(1) For full assumption details, please refer to page 22 of the "Acquisition of OneWest" presentation dated July 22, 2014.
(2) Net Income before Extraordinary Items & Adjustments in 2013 Regulatory Filings.

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8 APPENDIX 2 Q15 Earnings Call

Performance Highlights & Trends

At or For the Period Ended	2Q '15	1Q '15	4Q '14	3Q '14	2Q '14	FY '14	FY '13
EPS (Diluted) – Total (1)	$0.66	$0.59	$1.37	$2.76	$1.29	$5.96	$3.35
EPS (Diluted) – Continuing Ops. (1)	$0.66	$0.59	$1.37	$2.76	$1.02	$5.69	$3.19
EPS (Diluted) impact from VA Reversal	-	-	$0.24	$2.01	-	$2.21	-
Book Value Per Share	$50.91	$50.26	$50.13	$49.10	$46.42	$50.13	$44.78
Tangible Book Value Per Share	$47.51	$46.89	$46.83	$45.87	$44.16	$46.83	$42.98
Continuing Ops. Profitability Metrics as a % of AEA (2)							
Net Finance Margin	4.02%	4.00%	4.34%	4.26%	4.35%	4.25%	4.61%
Adjusted Net Finance Margin (3)	4.02%	4.00%	4.34%	4.26%	4.26%	4.23%	4.71%
Provision for Credit Losses	(0.22%)	(0.41%)	(0.17%)	(0.45%)	(0.12%)	(0.30%)	(0.22%)
Other Income	0.74%	1.02%	1.36%	0.28%	1.13%	0.91%	1.27%
Operating Expenses (4)	(2.76%)	(2.86%)	(2.93%)	(2.74%)	(2.71%)	(2.83%)	(3.22%)
Pre-tax Income	1.80%	1.75%	2.59%	1.36%	2.64%	2.04%	2.44%
Effective Tax Rate	25%	30%	(13%)	(344%)	8%	(58%)	11%
Net Charge-offs (% of AFR (5))	0.48%	0.43%	0.47%	0.39%	0.45%	0.52%	0.44%
Non-accrual Loans (% of FR (6))	1.01%	0.92%	0.82%	1.02%	1.02%	0.82%	1.29%
Total Capital Ratio (7)	15.1%	14.8%	15.2%	15.0%	16.7%	15.2%	17.4%
Tier 1 Capital Ratio/Tier 1 Common (7)	14.4%	14.1%	14.5%	14.3%	16.0%	14.5%	16.7%

(1) Includes International VA reversal impact of $44 million, $0.24 diluted EPS in 4Q14 and U.S. VA reversal impact of $375 million, $2.01 diluted EPS in 3Q14.
(2) Average earning assets (AEA) is computed using month end balances and is the average of finance receivables, operating lease equipment and financing and leasing assets held for sale less the credit balances of factoring clients.
(3) Excluding accelerated FSA net discount / premium and other charges on debt redemptions and accelerated OID (original issue discount) on debt extinguishment related to the TRS facility. Adjusted net finance margin is a non-GAAP measure; please see the non-GAAP disclosures in our second quarter press release for a reconciliation of non-GAAP to GAAP financial information.
(4) Operating expenses in 4Q14 includes loss on extinguishment of debt of $3.1 million.
(5) Average finance receivables (AFR) is computed using month end balances and is the average of finance receivables (as defined below). It excludes operating lease equipment..
(6) Finance receivables (FR) include loans, direct financing lease and leverage lease receivables and factoring receivables.
(7) Capital ratios are preliminary as of 6/30/15 and based on fully phased-in Basel III estimates.

CIT

2Q15 Earnings Call

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10 GAAP Tax vs. Economic Tax – (Continuing Operations ) 2Q ’15 1Q ’15 FY ’14 Pre - tax Income $153 $148 $681 2 Q15 Earnings Call (1) GAAP tax provision includes discrete tax items of $7 million, $2 million and $445 million for 2Q’15, 1Q’15 and FY’14 , respectively. (2) Net income includes $0 million, $0 million and $1 million of losses attributable to non - controlling interests for 2Q’15, 1Q’15 and FY’14 , respectively. (3) EPS based on 174.9 million, 177.1 million and 189.5 million average diluted shares outstanding for 2Q’15, 1Q’15 and FY’14 , respectively. $ impacts are rounded ($ Millions, except per share data) GAAP Tax Provision (1) ($38) ($44) $398 Net Income (2) $115 $104 $1,078 Reported EPS (3) $0.66 $0.59 $5.69 Effective Tax Rate 25% 30% (58%) Cash Taxes ($4) ($14) ($22) Pro Forma Net Income (2) $149 $134 $658 Pro Forma EPS (3) $0.85 $0.76 $3.47 Effective Tax Rate (Cash) 2% 9% 3% ▪ Reset of GAAP effective tax rate in 2015 due to prior year partial valuation allowance reversal ▪ GAAP earnings reflect $ 38 million tax provision, which included a benefit of $9 million (fully offset in other income) ▪ C ash taxes were significantly lower at $ 4 million

11 ($ Billions ) Financing and Leasing Assets Portfolio Trends – (Continuing Operations) 25.9 26.2 26.8 25.0 24.8 18.3 20.3 21.1 21.4 21.9 44.2 46.5 47.9 46.4 46.7 15% 20% 25% 30% 35% 40% 45% 50% 0.0 10.0 20.0 30.0 40.0 50.0 60.0 70.0 2Q '14 3Q '14 4Q '14 1Q '15 2Q '15 Total Assets Total Assets All Other Assets CIT Bank Assets CIT Bank Assets % of Total Assets CIT Bank Assets % to Total Assets 18.4 19.1 19.0 18.8 19.3 15.7 16.4 16.2 16.2 16.3 34.7 36.1 35.6 35.4 35.8 0.0 10.0 20.0 30.0 40.0 2Q '14 3Q '14 4Q '14 1Q '15 2Q '15 TIF NACF NSP 2 Q15 Earnings Call

12 Adjusted Net Finance Margin (1) Trend and Change 4.00% 4.06% 4.04% 3.90% 3.92% 4.26% 4.26% 4.34% 4.00% 4.02% 0% 1% 2% 3% 4% 5% 6% 2Q '14 3Q '14 4Q '14 1Q '15 2Q '15 As % of AEA Net Finance Margin Less Other Items Other Items (2) (1) Adjusted Net Finance Margin is reported net finance revenue increased by accelerated FSA net discount/(premium) on debt extinguishment s a nd repurchases and debt related prepayment costs, reduced by accelerated OID accretion; as a % of average earning assets. (2) Other items include suspended depreciation, interest recoveries / prepayments and other loan and debt FSA. ▪ Adjusted net finance margin less other items within near - term outlook range ▪ 2Q’15 other items flat at 10 bps 2 Q15 Earnings Call 3.90% 3.92% 1Q '15 2Q '15 ▪ 2 Q ’15 was impacted by: ▪ Benefit from debt actions offset b y; ▪ Portfolio re - pricing and other items Re - pricing & Other ~ (8) bps Debt Actions ~ 10 bps

13 Asset Quality Trends – ( Continuing Operations) ($ Millions) 190 201 161 184 198 0.5% 0.4% 0.5% 0.4% 0.5% 0.0% 0.3% 0.6% 0.9% 1.2% 1.5% 0 50 100 150 200 250 2Q '14 3Q '14 4Q '14 1Q '15 2Q '15 Net Charge - offs % to AFR Non – accrual Loans Non - accrual Loans & Net Charge - offs Non - accrual Loans Net Charge - offs % to AFR 341 358 346 357 351 1.8% 1.8% 1.8% 1.8% 1.8% 1.5% 1.7% 1.9% 2.1% 2.3% 2.5% 2.7% 2.9% 0 50 100 150 200 250 300 350 400 450 500 2Q '14 3Q '14 4Q '14 1Q '15 2Q '15 Allowance for Loan Losses % to FR Allowance for Loan Losses Allowance for Loan Losses Allowance for Loan Losses Allowance for Loan Losses % to FR (1) (1) 2Q’15, 1Q’15,4Q’14, 3Q’14 and 2Q’14 include approximately $ 2 million, $11 million, $7 million, $11 million and $12 million respectively, of charge - offs related to the transfer of loans to held for sale; exclusive of these charge - offs, net charge - offs as a % to AFR would have been 44 bps, 20 bps , 34 bps, 17 bps and 21 bps respectively. 2 Q15 Earnings Call

14 Other Income Trends – Components (Continuing Operations) - 0.5% 0.0% 0.5% 1.0% 1.5% - 55 - 30 - 5 20 45 70 95 120 145 $ 94 $ 2 4 $116 Factoring commissions Fee revenues Gains on sales of leasing equipment All other income Factoring commissions & Fee revenues % of AEA Factoring commissions, Fee revenues & Gains on sales of leasing equipment % of AEA Other Income Line Item Key Drivers Factoring Commissions ▪ Factoring Volume and Mix ▪ Commission Rates Fee Revenues ▪ Market Pricing ▪ M&A Market Gain on Sales of Leasing Equipment ▪ Residual Realization ▪ Portfolio Management of Operating Equipment All Other Income ▪ Gains (Losses) on Loan & Portfolio Sales ▪ Gains (Losses) on Investments ▪ Impairment on Assets Held for Sale ▪ Recoveries of Loans Charged off Pre - Emergence and Loans Charged off Prior to Transfer to Held for Sale ▪ Counterparty Receivable Accretion ▪ Gains (Losses) on derivatives and foreign currency exchange ▪ Other revenues ($ Millions) 2 Q ’14 4 Q ’14 1 Q ’14 2 Q ’15 3 Q ’14 $86 Total Reported: 2 Q15 Earnings Call $64

15 205 209 222 223 214 225 235 252 242 235 2.64% 2.63% 2.86% 2.87% 2.74% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 0 50 100 150 200 250 300 350 400 2Q '14 3Q '14 4Q '14 1Q '15 2Q '15 Operating Expenses Operating Expenses Trends – (Continuing Operations) ($ Millions) % to AEA ex. Restructuring Charges Restructuring Charges All Other Operating Expenses Costs Related to pending OneWest Acquisition Deposit Related & Debt Extinguishment Costs % of AEA ex. Restructuring Charges (1) 4Q’14 included debt extinguishment costs of $3.1 million. (2) 2Q’15, 1Q’15,4Q’14,and 3Q’14 include approximately $7 million, $ 5 million, $4 million, and $ 2 million, respectively, of costs related to pending OneWest acquisition. (1) 2 Q15 Earnings Call (2) P latform exits will benefit operating expense ratio by ~20 bps

16 Platform Exits In Progress 2 Q15 Earnings Call Estimated CTA Brazil Expected Timing Transaction Size ~$ 1 00 ~$50 ($ Millions) Other international platforms; $350 million of UK CF and $180 million of NSP assets already sold but will have trailing CTA c ha rges of ~$5 million. Mexico ~$200 ~ $20 3Q ’15 2H ’15 UK Equipment Finance ~$400 ~ $5 2H ’15

Exposure to Oil

Loans ($ Billions)

Total Loans: $19.6 Billion



Other
$19.1
Oil & Gas
Extraction
Svcs.
~$0.5

- ~$0.5 billion of loans
  - ~3% of total loans
  - ~65% Energy Services and ~35% in Exploration & Production (E&P)
  - Less than 20% are Cash Flow Loans
  - Majority of portfolio is secured by working capital assets, long lived fixed assets and traditional reserve based lending assets

- Impact: Credit Provision

North American Railcars

Total Cars: ~112,000



In-service to
Oil Sector
~23,000
Other
~89,000

- Approximately 23,000 railcars that service the oil sector
  - Leased to a mix of E&P, midstream, and refining customers as well as diversified shippers
  - ~13,000 tank cars are leased directly to customers for the transportation of crude
  - ~10,000 sand cars that support crude oil and natural gas drilling
- Fewer than 1,000 rail cars that service the oil sector expire this year

- Impact: Utilization and Net Finance Margin

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18 Providing Financial Solutions to Small and Middle Market Companies and the Transportation Sector (1) Financing and Leasing assets include loans, operating lease equipment and assets held for sale; data as of 6/30/15. (2) Remaining UK assets are in held for sale. Financing and Leasing Assets (1) Total $ 36 Billion Leasing and financing solutions for commercial airlines worldwide and business jet operators Aerospace $16 $19 Less than $1 North American Commercial Finance Non - Strategic Portfolios Transportation & International Finance Transportation & International Finance Leasing and financing solutions to freight shippers and carriers Rail Financing solutions to owners and operators of oceangoing cargo vessels Maritime Finance Lending and equipment leasing to small and middle market businesses in the UK (2) and China International Finance Senior secured commercial real estate loans to developers and other commercial real estate professionals Real Estate Finance North American Commercial Finance Lending, leasing, and other financial and advisory services to the middle market Corporate Finance Leasing and equipment loan solutions to small businesses and middle market companies Equipment Finance Leading provider of factoring and financing to consumer product companies Commercial Services 2 Q15 Earnings Call

19 North American Commercial Finance 2 Q15 Earnings Call New Business Segment Structure – Post Acquisition Transportation & International Finance Aerospace Rail Maritime Finance International Finance North America Banking Commercial Banking Commercial Real Estate Equipment Finance Commercial Services Consumer Banking New Division Expanded Division Legacy Consumer Mortgages Single Family Residential Mortgages Reverse Mortgages Other Segments Include : ▪ Non - Strategic Portfolios ▪ Corporate & Other Legend:

20 North American Commercial Finance 2 Q15 Earnings Call Business Segment Description – Post Acquisition SEGMENT DIVISIONS MARKETS AND SERVICES Transportation & International Finance • Aerospace Leasing and financing solutions for commercial airlines worldwide and business jet operators. • Rail Leasing and financing solutions to freight shippers and carriers. • Maritime Finance Financing solutions to owners and operators of oceangoing cargo vessels. • International Finance Lending and equipment leasing to small and middle market businesses in the UK and China. North America Banking • Commercial Banking New name, includes the former Corporate Finance, and the new Corporate & Specialty Banking lending functions, offering a full suite of deposit products. The division also originates qualified Small Business Administration (“SBA”) loans. • Commercial Real Estate Former name – Real Estate Finance and includes certain assets from the acquisition. • Equipment Finance Provides lending, leasing and other financial and advisory services to small and middle - market companies across select industries. • Commercial Services Factoring, receivables management products and secured financing to retail supply chain companies . • Consumer Banking New division, includes retail banking, mortgage lending and private banking. Retail banking is the primary deposit gathering business and operates through three primary channels: retail branches, online direct channel, and private bankers. Mortgage lending offers jumbo residential mortgage loans and conforming residential mortgage loans. Private banking offers highly personalized relationship - based banking services to high net worth individuals and professional partnerships. Legacy Consumer Mortgages • Single Family Residential Mortgages • Reverse Mortgages New segment, contains single - family residential (“SFR”) mortgages and reverse mortgages, which are covered by loss sharing agreements with the FDIC. Non - Strategic Portfolios Consists of portfolios that we do not consider strategic (Mexico and Brazil portfolios). Corporate and Other Consists of certain items not allocated to operating segments.